Exhibit 10.27

AMENDMENT NO. 1 TO

AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF

NEWMARK PARTNERS, L.P.

This Amendment No. 1 (this “Amendment”) to the Amended and Restated Agreement of Limited Partnership of Newmark Partners, L.P., a Delaware limited partnership, dated as of December 13, 2017 (the “Agreement”), is dated as of March 14, 2018 and effective as of December 13, 2017.

WITNESSETH:

WHEREAS, the General Partner and the Limited Partners desire to make certain modifications to the Agreement in order to further the intent of the parties thereto, as set forth in this Amendment;

WHEREAS, in accordance with Section 11.01 of the Agreement, this Amendment has been authorized and approved by each of the General Partner and the Limited Partners (by the affirmative vote of a Majority in Interest); and

WHEREAS, capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Agreement.

NOW, THEREFORE, the Agreement is hereby amended on the terms set forth in this Amendment:

Section 1.    Amendments.

(a)    Section 1.01 of the Agreement is hereby amended by striking the definition of “Limited Partner” and replacing it as follows:

“Limited Partner” means any Person who has acquired a Limited Partnership Interest pursuant to and in compliance with this Agreement and who shall have been admitted to the Partnership as a Limited Partner in accordance with this Agreement and shall not have ceased to be a Limited Partner under the terms of this Agreement, each in its capacity as a limited partner of the Partnership; provided that, for purposes of Article V and Exhibit A, the SAE Subsidiaries shall be deemed to be Limited Partners and have Capital Accounts and Interests as set forth in the Schedules to this Agreement.

(b)    Section 1.01 of the Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

“Partnership-Owned SAE” means any SAE Subsidiary that is a Limited Partner for purposes of Article V where any stock of such SAE Subsidiary is owned by the Partnership. “SAE Items” has the meaning set forth in Section 5.04(d).

(c)    Section 5.04(a) of the Agreement is hereby amended by replacing the words “After giving effect to the allocations set forth in Section 2 of Exhibit A hereto and Section 5.04(c)” with “After giving effect to the allocations set forth in Section 2 of Exhibit A hereto, Section 5.04(c) and Section 5.04(d)”.

(d)    Section 5.04 of the Agreement is hereby amended by inserting a new Section 5.04(d) immediately following Section 5.04(c) that reads as follows:

“(d)    No Partnership-Owned SAE shall receive any allocation of any item of income, gain, loss, deduction or credit attributable to the Partnership’s ownership of stock of such SAE Subsidiary (such items, the “SAE Items”), and such SAE Items shall instead be specially allocated to the other Partnership-Owned SAEs in such manner as the General Partner may determine in order to preserve relative economics.”

Section 2.    Construction. Except as expressly amended hereby, the Agreement shall remain in full force and effect and all other terms of the Agreement remain unchanged.

Section 3.    Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

(signature page follows)

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

NEWMARK HOLDINGS, LLC, as General Partner

By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman

NEWMARK HOLDINGS, L.P., as a Limited Partner

By:	Newmark GP, LLC, its Managing Partner

By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman

NEWMARK GROUP, INC. as a Limited Partner

By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman

[Signature Page to Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of Newmark Partners, L.P. dated March 14, 2018 and effective as of December 13, 2017 which relates to the allocations of income, gain, loss, deduction or credit to the Partnership-Owned SAEs as defined in such amendment, as described in the cover email dated March 14, 2018 to the Newmark Audit Committee]